                                                                      EXHIBIT 99

TERM SHEETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,
COMMERCIAL MORTGAGE PASS-THROUGH
CERTIFICATES, SERIES 2000-2



October 2000



BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                    HypoVereinsbank [LOGO]

TABLE OF CONTENTS


I.     DISCLOSURE / DISCLAIMER STATEMENT

II.    MORTGAGE POOL CHARACTERISTICS

III.   RELEVANT PARTIES AND DATES

IV.    SIGNIFICANT ASSETS


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                  HypoVereinsbank [LOGO] 2

DISCLOSURE / DISCLAIMER STATEMENT


This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                  HypoVereinsbank [LOGO] 3

MORTGAGE POOL CHARACTERISTICS


-        Initial Pool Balance:              $889,796,853

-        Property Type (as a percent of
           Initial Pool Balance(1):

         -        Office:                             45.3%

         -        Multi-Family:                       26.9%

         -        Retail:                             13.4%

                  -       Anchored:         11.9%

                  -       Unanchored:        1.6%

         -        Hotel:                     9.8%

         -        Industrial:                          2.7%

         -        Self-Storage:                        1.9%

-        Top Five State Concentrations (as a percent of Initial
           Pool Balance(1):

         -        California:                         16.9%

         -        Florida:                            15.4%

         -        Texas:                              13.3%

         -        Nevada:                              6.6%

         -        New York:                            5.1%

(1) The Sum of aggregate percentage calculations may not equal 100% due to rounding.


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                  HypoVereinsbank [LOGO] 4

MORTGAGE POOL CHARACTERISTICS



-        Balloon Loans:                                        102

-        Hyper-Amortization Loans:                              22

-        Fully-Amortizing Loans:                                 4

-        Total Mortgage Loans:                                 128

-        Mortgaged Properties:                                 157

-        Weighted Average:

         -        Underwritten DSCR:                          1.39x

         -        Cut-off Date Loan-to-Value:                 67.5%

         -        Remaining Lock-Out Period:             107 months

         -        Remaining Term to Maturity(1):         111 months

(1) The maturity date for hyper-amortization laons is the anticipated repayment date.


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                  HypoVereinsbank [LOGO] 5

RELEVANT PARTIES AND DATES


-        Depositor:                     Banc of America Commercial Mortgage Inc.
                                        (formerly known as NationsLink Funding Corporation)

-        Mortgage Loan Sellers:         Bank of America, N.A. and HVB Realty
                                        Capital Inc.

-        Trustee:                       Wells Fargo Bank Minnesota, N.A.

-        Master Servicer:               ORIX Real Estate Capital Markets, LLC

-        Special Servicer:              Lennar Partners, Inc.

-        Cut-off Date:                  September 1, 2000

-        Trust Formation Date:          September 22, 2000

-        Commencement Date:             October 1, 2000


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                  HypoVereinsbank [LOGO] 6

SIGNIFICANT ASSETS

OLEN RESIDENTIAL PORTFOLIO


The Olen Residential Portfolio consists of four mortgage loans each secured by a class A multi-family property located in either Florida or Nevada. All of the properties were recently constructed in either 1998 or 1999, and achieved a stabilized occupancy within 1999 or 2000. The properties are owned and managed by an experienced organization with over 8,000 residential units and approximately 4 million square feet of commercial properties.


                                               Sanctuary Cove      Weston Place      Durango South     Durango North
                                               --------------      ------------      -------------     -------------

  -        Location:                          N. Palm Beach, FL     Weston, FL       Las Vegas, NV     Las Vegas, NV

  -        Property Type:                       Multi-Family       Multi-Family       Multi-Family      Multi-Family

  -        Year Built (Renovated):                  1999               1998               1998              1998

  -        Cut-off Balance:                     $ 29,849,232       $ 26,165,960       $ 21,303,408      $ 10,297,269

  -        % of Initial Pool Balance:               3.4%               2.9%               2.4%              1.2%

  -        LTV based on Cut-off Balance:             74%                72%                75%               75%

  -        LTV based on Balloon Balance:             67%                65%                67%               67%

  -        Origination Date:                                     November 22, 1999

  -        Anticipated Repayment Date:                           December 1, 2009

  -        Maturity Date:                                        December 1, 2029

  -        Borrower:                           Sanctuary Bay           Weston           Durango           Durango
                                                Trust Corp.       Apartments Corp.    South Corp.       North Corp.


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                 HYPOVEREINSBANK [LOGO]  7

SIGNIFICANT ASSETS

OLEN RESIDENTIAL PORTFOLIO


-        Loan Structure:

         -        Borrowing Entities:

                  -        Single purpose, bankruptcy remote

                  -        Non-consolidation opinion

                  -        Independent director

         -        Springing Lock-box

         -        Escrows:

                  -        Real estate taxes - up-front and monthly

                  - Property insurance - up-front with monthly due only if annual premium has not been prepaid and 50% of the annual premium is not maintained in escrow

                  -        Repair and replacements - up-front and monthly

         -        Cross-collateralized and Cross-defaulted


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                 HYPOVEREINSBANK [LOGO]  8

SIGNIFICANT ASSETS

OLEN RESIDENTIAL PORTFOLIO


-        Key Points:

         - Quality of Assets: Newly constructed class A apartment complex with luxury amenity package

         - Sponsorship / Management: Through related entities, own and/or operate over 8,000 residential units and approximately 4 million square feet of commercial space; over 25 years real estate experience

         - Market Strength: The properties are located in markets with strong demographic trends and profiles.


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                 HYPOVEREINSBANK [LOGO]  9

SIGNIFICANT ASSETS

-        Operating History:


         -        DSCR based on NOI           1999       1/00 - 6/00     2000
                                             Actual       Annualized     Budget       Underwritten
                                             ------      -----------     ------       ------------
                  -   Sanctuary Cove          0.71x          1.35x        1.40x          1.33x
                  -   Weston Place            0.79x          1.26x        1.32x          1.24x
                  -   Durango North           1.02x          1.37x        1.43x          1.28x
                  -   Durango South           0.96x          1.43x        1.35x          1.35x


         -        DSCR based on Cash Flow    1999        1/00 - 6/00      2000
                                             Actual       Annualized     Budget       Underwritten
                                             ------      -----------     ------       ------------
                  -   Sanctuary Cove          0.70x          1.32x        1.38x          1.30x
                  -   Weston Place            0.78x          1.24x        1.32x          1.20x
                  -   Durango North           1.01x          1.36x        1.42x          1.23x
                  -   Durango South           0.95x          1.42x        1.34x          1.31x



         -        Occupancy                   1999       1/00 - 6/00     2000
                                             Actual       Annualized     Budget       Underwritten
                                             ------      ------------    ------       ------------
                  -   Sanctuary Cove            51%            86%          89%            90%
                  -   Weston Place              66%            93%          93%            93%
                  -   Durango North             68%            92%          92%            91%
                  -   Durango South             68%            89%          92%            91%


BANC OF AMERICA SECURITIES                      HYPOVEREINSBANK CAPITAL MARKETS
BANC OF AMERICA [LOGO]                               HYPOVEREINSBANK [LOGO]  10

SIGNIFICANT ASSETS

RESIDENCE INN PORTFOLIO


The Residence Inn Portfolio consists of a mortgage loan secured by ten Residence Inns by Marriott located in seven states. All of the properties were constructed in either 1989 or 1990. The properties are ultimately owned by Crestline Capital Corporation and are managed by Residence Inn by Marriott Inc.

-   Cut-off Balance:                       $ 54,698,161

-   % of Initial Pool Balance:                      6.1%

-   LTV based on Cut-Off Balance:                    46%

-   LTV based on Balloon Balance:                    30%

-   Origination Date:                 December 29, 1999

-   Maturity Date:                      January 1, 2010

-   Borrower:                    Residence Inn III, LLC


-   Properties:                 # of Rooms    Year Built /Year Renovated
                                ----------     --------------------------
    -   Montgomery, AL              94              1990

    -   Bakersfield, CA            114              1990

    -   Pleasant Hill, CA          126              1990

    -   San Ramon, CA              106              1990

    -   Meriden, CT                106              1990

    -   Atlanta (Hapeville), GA    126              1990

    -   Boston (Tewksbury), MA     130              1989

    -   Cincinnati (Blue Ash), OH  118              1990

    -   Houston, TX                110           1990 /1997

    -   Dallas (Irving), TX        120              1989


BANC OF AMERICA SECURITIES                      HYPOVEREINSBANK CAPITAL MARKETS
BANC OF AMERICA [LOGO]                               HYPOVEREINSBANK [LOGO]  11

SIGNIFICANT ASSETS
RESIDENCE INN PORTFOLIO (CONTINUED)


-        Loan Structure:

         -        Borrowing Entity:

                  -        Single purpose, bankruptcy remote

                  -        Non-consolidation opinion

                  -        Independent director

         -        Springing Lock-box

         -        Escrows:

                  -        Real estate taxes - up-front and monthly

                  -        Repair and replacements - up-front and monthly

                  - Debt service reserve - equal to 2 months held for the term

                  - Ground lease - For the Meriden, CT property, monthly funding starting in year six through maturity to provide for ground lease extension in 2013

-        Operating History:               1998           1999
                                         Actual         Actual      Underwritten
                                         ------         ------      ------------
         -   DSCR based on NOI            2.65x         2.78x           2.15x
         -   DSCR based on Cash Flow      2.31x         2.46x           1.88x
         -   Occupancy                      87%           86%             75%


BANC OF AMERICA SECURITIES                      HYPOVEREINSBANK CAPITAL MARKETS
BANC OF AMERICA [LOGO]                               HYPOVEREINSBANK [LOGO]  12

SIGNIFICANT ASSETS

-        Key Points:

         -        Low Leverage:   The loan to value based on Cut-off Balance is
                  46%.

         -        Shortened Amortization:  The amortization is 18 years.

         - Management: The properties are managed by Residence Inn by Marriott Inc. which has more than 1,900 owned or franchised properties.

         - Sponsorship: Crestline Capital Corporation is one of the largest independent lessees of hospitality assets and owner of senior living communities in the country.

         - Seismic: The three California properties have earthquake insurance.

         - Ground Lease: The Meriden, CT property is subject to a ground lease which expires in October 2013 and has ten 5-year automatic renewal options. A ground lease escrow will be funded monthly starting in year six until maturity to provide the ground rent pre-payment due upon automatic renewal in October 2013.


BANC OF AMERICA SECURITIES                      HYPOVEREINSBANK CAPITAL MARKETS
BANC OF AMERICA [LOGO]                               HYPOVEREINSBANK [LOGO]  13

SIGNIFICANT ASSETS

SCI PORTFOLIO


The SCI Portfolio consists of two mortgage loans secured by two office buildings located in the Dallas and Fort Worth central business district and one office building in the Dallas central business district, respectively. The primary tenant in all three buildings is Bank of America, N.A. (A+, S&P), whose lease extends beyond the term of the loan with an expiration date of December 31, 2009. The properties are ultimately controlled by SCI, S.p.A., an Italian real estate investment company founded in 1944 with holdings in five countries.


                                       1401 Elm Street   500 W. 7th Street    1025 Elm Street
                                       ---------------   -----------------    ---------------
-        Location:                         Dallas, TX       Ft. Worth, TX         Dallas, TX

-        Year Built (Renovated):               1964             1961              1925 (1960)

-        Cut-off Balance:                $ 34,189,373(1)   $34,189,373(1)        $ 8,923,623

-        % of Initial Pool Balance:           3.8%(1)           3.8%(1)             1.0%

-        Borrower:                          Elm Street        Elm Street          1025 Elm

                                          Portfolio, L.P.   Portfolio, L.P.     Holdings, L.P.

-        LTV based on Cut-off Balance:         72%(1)           72%(1)             71%

-        LTV based on Balloon Balance          61%(1)           61%(1)             61%

-        Property Type:                     Office (CBD)     Office (CBD)      Office (CBD)

-        Origination Date:               November 1, 1999

-        Maturity Date:                  November 1, 2009

         (1) The 1401 Elm Street and 500 W. 7th Street properties secure one mortgage note.


BANC OF AMERICA SECURITIES                      HYPOVEREINSBANK CAPITAL MARKETS
BANC OF AMERICA [LOGO]                               HYPOVEREINSBANK [LOGO]  14

SIGNIFICANT ASSETS

SCI PORTFOLIO


-        Loan Structure:

         -        Borrowing Entity:

                  -   Special purpose, bankruptcy remote

                  -   Non-consolidation opinion

                  -   Independent director

         -        Hard Lock-box

         -        Escrows:

                  -   Real estate taxes - up-front and monthly

                  -   Property insurance - up-front and monthly

                  -   Repair and replacements - up-front and monthly

                  - Ground lease - equal to 3 years ground lease payments held until maturity

                  - TI/LC - up-front and monthly required only if Bank of America does not renew


BANC OF AMERICA SECURITIES                      HYPOVEREINSBANK CAPITAL MARKETS
BANC OF AMERICA [LOGO]                               HYPOVEREINSBANK [LOGO]  15

SIGNIFICANT ASSETS

-        Operating History - 1401 Elm Street & 500 West 7th Street:

                                             1998      1999
                                            Actual     Actual    Underwritten
                                            ------     ------    ------------
         -        DSCR based on NOI          1.76x      1.78x       1.89x
         -        DSCR based on Cash Flow    1.76x      1.76x       1.54x


-        Operating History - 1025 Elm Street:


                                             1998      1999
                                            Actual     Actual    Underwritten
                                            ------     ------    ------------
         -        DSCR based on NOI          1.51x      1.52x       1.59x
         -        DSCR based on Cash Flow    1.51x      1.52x       1.33x


BANC OF AMERICA SECURITIES                      HYPOVEREINSBANK CAPITAL MARKETS
BANC OF AMERICA [LOGO]                               HYPOVEREINSBANK [LOGO]  16

SIGNIFICANT ASSETS

-        Key Points:

         - Sponsorship: The ultimate parent company, SCI, S.p.A., is a Milan-based publicly traded company controlled by the Pirelli family and Gemina S.p.A. The company was founded in 1944 and has real estate holdings throughout North America, the Middle East and Europe.

         - Ground Leases: Both the 1401 Elm Street and 500 W. 7th Street properties are subject to ground leases. A ground lease escrow was established at closing in an amount equal to three years worth of ground lease payments for both properties. This escrow will remain in place throughout the term of the loan.

         - Potential Refinance Risk: Bank of America, N.A. is the largest tenant in all three buildings representing 97.6%, 39.9% and 99.2% of the net rentable area at 1401 Elm Street, 500 W. 7th Street and 1025 Elm Street, respectively. All of these leases expire beyond the term of the loan in December 31, 2009. In the event that Bank of America does not renew their leases, a cash sweep will be triggered two years prior to maturity which will provide funds for tenant improvements and leasing commissions associated with re-tenanting the buildings, if needed. Furthermore, a TI/LC escrow was established at closing.


BANC OF AMERICA SECURITIES                      HYPOVEREINSBANK CAPITAL MARKETS
BANC OF AMERICA [LOGO]                               HYPOVEREINSBANK [LOGO]  17

SIGNIFICANT ASSETS

INTERSTATE CORPORATE CENTER


   The Interstate Corporate Center is a mortgage loan secured by a seventeen building office park located in Norfolk, VA. Purchased in May 1999, the property was renovated and re-tenanted during the remainder of 1999. The property achieved stabilization in early to mid-2000. The two largest tenants are Harris Publishing and Bernard C. Harris, which occupy approximately 9.7% and 6.4% of the net rentable space, respectively. Their leases expire June 30, 2002 and June 30, 2001, respectively.

         -   Location:                                             Norfolk, VA

         -   Property Type:                                             Office

         -   Year Built (Renovated):                                1968 (1977)

         -   Cut-off Balance:                                     $ 26,580,260

         -   % of Initial Pool Balance:                                    3.0%

         -   LTV based on Cut-off Balance:                                 71%

         -   LTV based on Balloon Balance:                                 64%

         -   Origination Date:                                  June 29, 2000

         -   Maturity Date:                                      July 1, 2010

         -   Borrower:                      Interstate Office Holdings, L.L.C.


BANC OF AMERICA SECURITIES                      HYPOVEREINSBANK CAPITAL MARKETS
BANC OF AMERICA [LOGO]                               HYPOVEREINSBANK [LOGO]  18

SIGNIFICANT ASSETS

-        Loan Structure:

-        Borrower:

         -        Special purpose, bankruptcy remote

-        Escrows:

         -        Real estate taxes - up-front and monthly

         -        Property insurance - up-front and monthly

         -        Repairs and replacements - up-front and monthly



-        Operating History:                 1998 Actual       Underwritten
                                            -----------       ------------
         -    DSCR based on NOI                1.20x             1.48x

         -    DSCR based on Cash Flow          0.92x             1.26x

         -    Key Points

              - Management: The property is managed by the Harbor Group Management Company, a related entity with approximately 1.9 million square feet of commercial real estate under management and over 15 years real estate experience.

              - Market Strength: The property is well located in a strong sub-market.

              - Sponsorship: The sponsor has a strong history of buying sub-performing properties and successfully renovating and re-tenanting.


BANC OF AMERICA SECURITIES                      HYPOVEREINSBANK CAPITAL MARKETS
BANC OF AMERICA [LOGO]                               HYPOVEREINSBANK [LOGO]  19

SIGNIFICANT ASSETS

111 WEST JACKSON

111 West Jackson is a mortgage loan secured by a 25-story, class B office building located in the south sector of downtown Chicago, known as the Financial District. Built in 1960, the property has been continuously upgraded with the most recent major renovation completed in 1992. The property has approximately 21,000 square feet of retail space located on the first floor and 519,044 net rentable square feet of office space on floors three through twenty-five. Additionally, there are ninety underground parking spaces. The two largest tenants are Union Tank Car (A+, S&P) and REFCO, which occupy approximately 18.6% and 8.7% of the net rentable space, respectively. Their leases mature on December 31, 2001 and October 31, 2001, respectively.

-  Location:                                    Chicago, IL

-  Property Type:                              Office (CBD)

-  Year Built (Renovated):                     1960 (1992)

-  Cut-off Balance:                           $ 26,057,903

-  % of Initial Pool Balance:                        2.9%

-  LTV based on Cut-off Balance:                      45%

-  LTV based on Balloon Balance:                      41%

-  Origination Date:                    February  9, 2000

-  Maturity Date:                           March 1, 2010

-  Borrower:                         P&S Limited Partners

BANC OF AMERICA SECURITIES                      HYPOVEREINSBANK CAPITAL MARKETS
BANC OF AMERICA [LOGO]                               HYPOVEREINSBANK [LOGO]  20

SIGNIFICANT ASSETS
111 WEST JACKSON (CONTINUED)


-        Loan Structure:

         -        Borrower:

                  -        Special purpose, bankruptcy remote entity

                  -        Non-consolidation opinion

         -        Escrows:

                  -        Real estate taxes - up-front and monthly

                  -        Property insurance - up-front and monthly

                  -        TI/LC - letter of credit posted

                  -        Repair and replacements - up-front and monthly

         - Springing Lock-box: A cash management agreement was executed at closing with the following trigger events:

                  -        Aggregate DSCR falls below 1.10x,

                  -        Letter of credit fails to be renewed, or

                  -        An Event of Default occurs.

-        Operating History:                  1999 Actual       Underwritten
                                             -----------       ------------
         -        DSCR based on NOI             1.42x              1.71x
         -        DSCR based on Cash Flow       1.09x              1.25x
         -        Occupancy                       90%                87%


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                HYPOVEREINSBANK [LOGO]  21

SIGNIFICANT ASSETS
111 WEST JACKSON (CONTINUED)


-        Key Points:

         - Letter of Credit: A letter of credit has been posted to mitigate the roll-over risk associated with the Union Tank Car lease. The letter of credit can be used to fund any tenant improvements or leasing commissions.

         - Location: The property is located one block east of the intersection of South LaSalle and West Jackson Streets within the Central Loop of Chicago. The property is situated in the center of the Financial District with the Chicago Board of Trade, Federal Reserve Bank and the State of Illinois buildings all within close proximity.

         - Management: The property is managed by Big Bear Properties, Inc, an affiliated entity, which manages in excess of one million square feet of commercial real estate.


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                HYPOVEREINSBANK [LOGO]  22

SIGNIFICANT ASSETS
MERIDIAN CORNERS APARTMENTS


The Meridian Corners Apartments is a mortgage loan secured by a 660-unit apartment complex located one mile from Arizona State University in Tempe, AZ. Constructed in 1985, the property consists of 35 two-story garden style apartment buildings situated on approximately 29 acres. The property is managed by Alliance Property Management Company, one of the largest residential management companies in the western United States.

  -        Location:                                                 Tempe, AZ

  -        Property Type:                                         Multi-Family

  -        Year Built (Renovated):                                        1985

  -        Cut-off Balance:                                       $ 25,480,402

  -        % of Initial Pool Balance:                                     2.9%

  -        LTV based on Cut-off Balance:                                   80%

  -        LTV based on Balloon Balance:                                   72%

  -        Origination Date:                                    March 10, 2000

  -        Maturity Date:                                        April 1, 2010

  -        Borrower:                           Meridian Corner Apartments, LLC


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                HYPOVEREINSBANK [LOGO]  23

SIGNIFICANT ASSETS
MERIDIAN CORNERS APARTMENTS (CONTINUED)


-        Loan Structure:

         -        Borrower:

                  -        Special purpose, bankruptcy remote

                  -        Non-consolidation opinion

         -        Escrows

                  -        Real estate taxes - up-front and monthly

                  -        Property insurance - up-front and monthly

                  -        Repair / replacements - up-front and monthly

-        Operating History:                  1998 Actual       1999 Actual       Underwritten
                                             -----------       -----------       ------------
         -        DSCR based on NOI             1.29x             1.24x              1.27x
         -        DSCR based on Cash Flow       1.19x             1.10x              1.20x


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                HYPOVEREINSBANK [LOGO]  24

SIGNIFICANT ASSETS
MERIDIAN CORNERS APARTMENTS (CONTINUED)


-        Key Points:

         - Management: The property is managed by Alliance Property Management Company, an entity formed in 1997 as the result of the merger of Trammel Crow Residential - West and BRE Properties, Inc. Currently, Alliance is one of the largest multi-family management companies in the western United States with over 9,100 units in 34 communities spanning six states under management.

         - Sponsors: The borrower principals have over thirty years real estate experience, and currently maintain an eleven property portfolio.

         - University Location: The property is located within one mile of Arizona State University, and has approximately 24% student residents. The property requires proof of student loans or parental guarantees and larger security deposits for all students.


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                HYPOVEREINSBANK [LOGO]  25

SIGNIFICANT ASSETS
TOWNGATE COMMUNITY SHOPPING CENTER


The Towngate Community Shopping Center is a mortgage loan secured by an anchored retail center with seventeen buildings located in a master planned community in Moreno Valley, CA. The property has net rentable square feet of 286,729. Major tenants include Ralph's Supermarket (BBB-, S&P), Staples (BBB-, S&P), Edwards Cinema, Ross Dress for Less, and Circuit City. The property is owned and managed by related entities whose key principals have extensive real estate experience.

  -        Location:                           Moreno Valley, CA

  -        Property Type:                        Anchored Retail

  -        Year Built (Renovated):                   1989 (1992)

  -        Cut-off Balance:                         $ 22,990,591

  -        % of Initial Pool Balance:                       2.6%

  -        LTV based on Cut-off Balance:                     78%

  -        LTV based on Balloon Balance:                     70%

  -        Origination Date:                   December 20, 1999

  -        Maturity Date:                        January 1, 2010

  -        Borrower:                                     TSC, LC


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                HYPOVEREINSBANK [LOGO]  26

SIGNIFICANT ASSETS
TOWNGATE COMMUNITY SHOPPING CENTER (CONTINUED)


-        Loan Structure:

         -        Borrower:

                  -        Special purpose, bankruptcy remote

                  -        Non-consolidation opinion

-        Operating History:                  1998 Actual       1999 Actual       Underwritten
                                             -----------       -----------       ------------
         -        DSCR based on NOI             1.35x             1.29x              1.29x
         -        DSCR based on Cash Flow       1.35x             1.29x              1.20x

-        Key Points:

         - Management: The property is managed by Fritz Duda Company, a related entity, who manages over 1.5 million square feet of commercial real estate and has over 25 years of real estate experience.

         - Tenant Mix: The property has a larger percentage of nationally recognized tenants than its competitors, which should provide the property with the ability to retain a superior tenant mix.

         - Tenant Sales: The property's tenants enjoy higher than national average sales figures with increasing trends.

         - Edwards Cinemas: Edwards Theater Circuit, Inc. leases approximately 12% of the net rentable square feet of the property, and has filed for bankruptcy protection.


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                HYPOVEREINSBANK [LOGO]  27

SIGNIFICANT ASSETS
WEST*QUEST OFFICE BUILDINGS


The West*Quest Office Buildings is a mortgage loan secured by two office buildings located near the Baltimore-Washington International Airport just outside Baltimore, MD. The buildings are fully leased to Northrop Grumman Corporation (BBB-, S&P) until June 30, 2009.

  -        Location:                                    Linthicum Heights, MD

  -        Property Type:                                              Office

  -        Year Built (Renovated):                                       1992

  -        Cut-off Balance:                                      $ 21,600,000

  -        % of Initial Pool Balance:                                    2.4%

  -        LTV based on Cut-off Balance:                                  45%

  -        LTV based on Balloon Balance:                                  40%

  -        Origination Date:                                   August 8, 2000

  -        Maturity Date:                                   September 1, 2010

  -        Borrower:                           West*Quest Limited Partnership


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                HYPOVEREINSBANK [LOGO]  28

SIGNIFICANT ASSETS
WEST*QUEST OFFICE BUILDINGS (CONTINUED)


-        Loan Structure:

         -        Borrower:

                  -        Special purpose, bankruptcy remote

         -        Escrows:

                  -        Real estate taxes - up-front and monthly

                  -        Property insurance - up-front and monthly

                  -        Repairs and replacements - monthly

         -        Springing Lock-box

-        Operating History:                  1998 Actual       1999 Actual       Underwritten
                                             -----------       -----------       ------------
         -        DSCR based on NOI             2.67x             2.60x              2.40x
         -        DSCR based on Cash Flow       2.67x             2.54x              2.07x
         -        Occupancy                      100%              100%                97%


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                HYPOVEREINSBANK [LOGO]  29

SIGNIFICANT ASSETS
WEST*QUEST OFFICE BUILDINGS (CONTINUED)

-        Key Points:

         - Northrop Grumman Lease: The two office buildings are 100% leased to Northrop Grumman (BBB-, S&P). A cash management agreement was executed at closing which requires upon notice of the tenant's non-renewal a cash sweep be instituted until eighteen months of debt service has accumulated. The tenant is required to give 18 months notice prior to non-renewal.

         - Low LTV: The property loan to value based on the Cut-off Balance is 45%.

         - Ground Lease: The property is subject to a ground lease which has 89 years remaining.

         - Property Condition: The property is eight years old and in very good condition.


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                HYPOVEREINSBANK [LOGO]  30

SIGNIFICANT ASSETS

11 EAST 44TH STREET


The 11 East 44th Street is a mortgage loan secured by 18-story, class B office building located in the Grand Central neighborhood of Manhattan. Built in 1927, the property was renovated in 1999. Overall, the building consists of approximately 123,000 square feet of net rentable area, and includes both retail and office space. The two major tenants are J. Press (a men's apparel retailer) and Leavy Rosenweig (a law firm), which occupy approximately 11.4% and 10.8% of the net rentable space, respectively. Their leases mature on December 31, 2008 and April 30, 2005, respectively.

- Location:                                            New York, NY

- Property Type:                                        Office (CBD)

- Year Built (Renovated):                                1927 (1999)

- Cut-off Balance:                                     $ 17,883,990

- % of Initial Pool Balance:                                    2.0%

- LTV based on Cut-off Balance:                                  73%

- LTV based on Balloon Balance:                                  69%

- Origination Date:                               September 1, 1999

- Anticipated Repayment Date:                     September 1, 2006

- Maturity Date:                                  September 1, 2029

- Borrower:                                 11-44 Associates, L.L.C.


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                 HypoVereinsbank [LOGO] 31

SIGNIFICANT ASSETS

-   Loan Structure:

    -    Borrower:

         -    Special purpose, bankruptcy remote

         -    Non-consolidation opinion

         -    Independent director

    -    Escrows:

         -    Real estate taxes - up-front and monthly

         -    Property insurance - up-front and monthly

         -    TI/LC - monthly

         -    Repair and replacements - up-front and monthly

         -    Environmental - up-front




-   Operating History:              1998 Actual       1999 Actual       Underwritten
                                    -----------       -----------       ------------
     -   DSCR based on NOI             1.28x             1.42x             1.40x

     -   DSCR based on Cash Flow       1.12x             1.42x             1.28x


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                 HypoVereinsbank [LOGO] 32

SIGNIFICANT ASSETS

-        Key Points:

         - Occupancy: The property has maintained an average occupancy of 96% over the last three years, and was 100% leased as of January 1, 2000.

         - Management: The property is managed by Kensico Management, Inc., a related entity founded in 1979. Currently, Kensico manages two office properties, including the subject property, totaling approximately 275,000 square feet and a luxury hospitality property with 128 rooms.

         - Market: The property is well located in a strong market with high barriers to entry.

         - Tenant Retention: In recent years, more than 60% of the existing tenants have renewed and/or expanded their space.


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                 HypoVereinsbank [LOGO] 33

SIGNIFICANT ASSETS

BANK ONE PLAZA


Bank One Plaza is a mortgage loan secured by a 14-story, class A office building and an attached 6-story parking deck located in the central business district of Lexington, KY. The office building is approximately 236,000 square feet and the parking garage can accommodate approximately 420 cars. The two largest tenants are Bank One (A+, S&P) and Stoll Keenan Park, which occupy approximately 69% and 16% of the net rentable space, respectively. Their leases expire November 30, 2009 and June 30, 2002, respectively.

- Location:                                Lexington, KY

- Property Type:                             Office (CBD)

- Year Built (Renovated):                     1973 (1998)

- Cut-off Balance:                           $16,920,985

- % of Initial Pool Balance:                         1.9%

- LTV based on Cut-off Balance:                       75%

- LTV based on Balloon Balance:                       68%

- Origination Date:                    November 18, 1999

- Maturity Date:                        December 1, 2009

- Borrower:                     Lextower Associates, LLC


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                 HypoVereinsbank [LOGO] 34

SIGNIFICANT ASSETS

-        Loan Structure:

         -        Borrower:

                  -       Single purpose, bankruptcy remote

         -        Escrows:

                  -       Real estate taxes - up-front and monthly

                  -       Property insurance - up-front and monthly

                  -       TI/LC - monthly

                  -       Repair / replacements - up-front and monthly

                  -       Environmental - up-front

         -        Springing Lock-box

-        Operating History:                  1998 Actual         Underwritten
                                             -----------         ------------
         -   DSCR based on NOI                  1.12x                1.46x

         -   DSCR based on Cash Flow            1.12x                1.27x


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                 HypoVereinsbank [LOGO] 35

SIGNIFICANT ASSETS

-        Key Points:

         - Bank One Lease: Bank One (A+, S&P) is the largest tenant occupying 69% of the space. The Bank One lease expires November 30, 2009, and has three 7-year renewal options at below market rents. A cash management agreement was executed at closing which requires a TI/LC escrow be funded monthly beginning in year five through the maturity date.

         - Tenant Mix: The property has a strong tenant base with Bank One, PricewaterhouseCoopers, a local law firm, a real estate brokerage firm and The Lafayette Club (a private dining club) occupying the majority of the building.

         - Recently Renovated: The property was renovated in 1998, including remodeling the lobby and tenant floors one through nine.

         - Management: The property is managed by Harbor Group Management Company, which currently manages approximately 7,100 residential units and over 3 million square feet of commercial real estate.


BANC OF AMERICA SECURITIES                       HYPOVEREINSBANK CAPITAL MARKETS
BANK OF AMERICA [LOGO]                                 HypoVereinsbank [LOGO] 36